(2_FIDELITY_LOGOS)FIDELITY

CONGRESS STREET
FUND
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     13   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    17   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    20   THE AUDITORS' OPINION.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997          PAST 1   PAST 5    PAST 10
                                         YEAR     YEARS     YEARS

FIDELITY CONGRESS STREET                 22.81%   138.21%   386.47%

S&P 500 (REGISTERED TRADEMARK)           33.36%   151.62%   425.77%

GROWTH & INCOME FUNDS AVERAGE            27.14%   125.21%   335.80%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a return of 5% over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 611 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997    PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

FIDELITY CONGRESS STREET           22.81%   18.96%   17.14%

S&P 500                            33.36%   20.27%   18.05%

GROWTH & INCOME FUNDS AVERAGE      27.14%   17.53%   15.71%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 145803 S00000000000001
             Congress Street             S&P 500
             00024                       SP001
  1987/12/31      10000.00                    10000.00
  1988/01/31      10186.30                    10421.00
  1988/02/29      10644.23                    10906.62
  1988/03/31      10213.94                    10569.60
  1988/04/30      10265.84                    10686.93
  1988/05/31      10390.11                    10779.90
  1988/06/30      10889.64                    11274.70
  1988/07/31      10753.18                    11231.86
  1988/08/31      10547.28                    10849.97
  1988/09/30      11054.11                    11312.18
  1988/10/31      11288.04                    11626.66
  1988/11/30      11126.00                    11460.40
  1988/12/31      11250.17                    11660.96
  1989/01/31      11982.87                    12514.54
  1989/02/28      11694.53                    12202.93
  1989/03/31      11927.95                    12487.26
  1989/04/30      12655.66                    13135.34
  1989/05/31      13153.70                    13667.32
  1989/06/30      12989.21                    13589.42
  1989/07/31      14361.81                    14816.55
  1989/08/31      14369.40                    15106.95
  1989/09/30      14309.99                    15045.01
  1989/10/31      14312.52                    14695.97
  1989/11/30      14689.17                    14995.77
  1989/12/31      15110.74                    15355.66
  1990/01/31      13917.24                    14325.30
  1990/02/28      14113.13                    14510.09
  1990/03/31      14685.23                    14894.61
  1990/04/30      14442.64                    14522.25
  1990/05/31      15903.38                    15938.17
  1990/06/30      16127.44                    15829.79
  1990/07/31      16181.29                    15779.13
  1990/08/31      14865.35                    14352.70
  1990/09/30      14056.35                    13653.72
  1990/10/31      14161.42                    13595.01
  1990/11/30      15005.88                    14473.25
  1990/12/31      15499.95                    14877.05
  1991/01/31      15988.48                    15525.69
  1991/02/28      17155.53                    16635.78
  1991/03/31      17671.20                    17038.36
  1991/04/30      17648.13                    17079.26
  1991/05/31      18290.00                    17817.08
  1991/06/30      17401.30                    17001.06
  1991/07/31      18246.93                    17793.31
  1991/08/31      18905.86                    18215.01
  1991/09/30      18662.88                    17910.82
  1991/10/31      19144.72                    18150.82
  1991/11/30      18607.97                    17419.34
  1991/12/31      20548.58                    19412.12
  1992/01/31      20069.50                    19051.05
  1992/02/29      20024.94                    19298.72
  1992/03/31      19604.36                    18922.39
  1992/04/30      19948.34                    19478.71
  1992/05/31      19938.59                    19574.15
  1992/06/30      19501.79                    19282.50
  1992/07/31      20366.29                    20071.15
  1992/08/31      20041.05                    19659.70
  1992/09/30      19952.35                    19891.68
  1992/10/31      19846.75                    19961.30
  1992/11/30      20362.06                    20641.98
  1992/12/31      20422.43                    20895.88
  1993/01/31      20160.95                    21071.40
  1993/02/28      20419.57                    21357.97
  1993/03/31      20691.05                    21808.63
  1993/04/30      20423.86                    21280.86
  1993/05/31      21056.83                    21851.19
  1993/06/30      20880.67                    21914.55
  1993/07/31      20590.09                    21826.90
  1993/08/31      21353.39                    22654.14
  1993/09/30      21072.93                    22479.70
  1993/10/31      21823.22                    22945.03
  1993/11/30      21789.97                    22727.05
  1993/12/31      22066.62                    23002.05
  1994/01/31      22364.32                    23784.12
  1994/02/28      22150.21                    23139.57
  1994/03/31      21194.04                    22130.68
  1994/04/30      21202.84                    22413.96
  1994/05/31      21683.86                    22781.54
  1994/06/30      20977.23                    22223.40
  1994/07/31      21807.11                    22952.32
  1994/08/31      22880.47                    23893.37
  1994/09/30      22625.12                    23307.98
  1994/10/31      23226.38                    23832.41
  1994/11/30      22844.84                    22964.43
  1994/12/31      23359.10                    23305.00
  1995/01/31      24032.58                    23909.30
  1995/02/28      24858.22                    24841.04
  1995/03/31      25408.15                    25574.10
  1995/04/30      26348.30                    26327.26
  1995/05/31      27291.46                    27379.56
  1995/06/30      27985.80                    28015.58
  1995/07/31      28665.89                    28944.58
  1995/08/31      28583.54                    29017.23
  1995/09/30      30138.90                    30241.76
  1995/10/31      30517.07                    30133.80
  1995/11/30      31584.47                    31456.67
  1995/12/31      32383.62                    32062.53
  1996/01/31      33726.45                    33153.93
  1996/02/29      34030.16                    33461.27
  1996/03/31      34471.09                    33783.50
  1996/04/30      34873.48                    34281.47
  1996/05/31      36031.30                    35165.59
  1996/06/30      36391.49                    35299.57
  1996/07/31      35001.64                    33740.04
  1996/08/31      35417.19                    34451.61
  1996/09/30      37266.18                    36390.55
  1996/10/31      37532.32                    37394.20
  1996/11/30      40215.54                    40220.83
  1996/12/31      39612.65                    39424.06
  1997/01/31      41741.43                    41887.27
  1997/02/28      42401.27                    42215.67
  1997/03/31      41050.17                    40481.03
  1997/04/30      42754.76                    42897.74
  1997/05/31      44924.39                    45509.36
  1997/06/30      46806.68                    47548.18
  1997/07/31      49318.25                    51331.58
  1997/08/31      45869.79                    48455.99
  1997/09/30      48390.85                    51109.92
  1997/10/31      45425.08                    49402.85
  1997/11/30      47987.29                    51689.71
  1997/12/31      48647.33                    52577.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 145807 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Congress Street Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $48,647 - a 386.47% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,577 - a 425.77% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Despite a bout with global volatility
in late October, the U.S. equity
market still managed to register
strong gains for the third
consecutive calendar year. For the
12 months that ended December
31, 1997, the Standard & Poor's
500 Index - a measure of the U.S.
stock market - returned 33.36%.
The strength of the S&P 500
reflected the continued
dominance of large-capitalization
stocks during most of the period.
For most of 1996 and part of 1997,
stocks of the largest companies
performed well as investors
sought reliability and consistent
earnings growth track records.
Stock prices surged, investor
enthusiasm was high and the Dow
Jones Industrial Average reached
the 8,000-point mark in August for
the first time ever. But the adage
"what goes up, must come down"
may have crept into investors'
minds as many felt the market had
risen too rapidly. In mid-August,
several multinational companies
announced earnings shortfalls and
stocks of smaller companies came
into favor. From August through
December, the S&P 500 returned
2.43%, while the S&P MidCap 400
Index - a measure of
medium-sized stocks - returned
6.50%. In October, currency
turmoil in several Asian countries
bubbled over, causing concern in
many world markets. As we
entered 1998, sentiment indicated
that the effects of this crisis could
linger, placing pressure on U.S.
economic growth as well as
corporate profits.
An interview with Timothy Heffernan, Portfolio Manager of Fidelity Congress Street Fund
Q. HOW DID THE FUND PERFORM, TIM?
A. For the 12 months that ended December 31, 1997, the fund had a total return of 22.81%, trailing the 33.36% return of the Standard & Poor's 500 Index. Over the same period, the fund also trailed the 27.14% return recorded by the growth and income funds average tracked by Lipper Analytical Services.
Q. WHY DID THE FUND UNDERPERFORM THE INDEX AND THE AVERAGE?
A. The fund's performance was hurt by the relatively weak showing of its technology holdings. In addition, the fund was significantly underweighted in the finance sector compared to the S&P 500, which hurt performance when the continuing spree of bank mergers, combined with stable interest rates, spurred healthy gains in many finance stocks.
Q. WHAT FACTORS HELPED THE FUND'S PERFORMANCE?
A. One helpful sector was health care, where the fund was significantly overweighted compared to the S&P 500. The health care sector benefited from investors' perception that the demand for health care products and services is relatively steady and not as sensitive to the ups and downs of the economy as, for example, the demand for cars and other big-ticket items. In addition, 1997 was another good year to own stocks, particularly a select group of large-cap stocks that are heavily weighted in benchmarks like the S&P 500 and the Dow Jones Industrial Average. Although the equity markets sold off briefly in March, when the Federal Reserve Board raised the federal funds target rate by a modest .25%, they rallied strongly from April through early August, when the Dow Jones Industrial Average flirted with the 8300 threshold. Most U.S. equity indexes stalled for the balance of August until late October, as small-cap stocks significantly outperformed their large-cap brethren. Near the end of October, widespread currency problems in the Pacific Basin created volatile market conditions that caused investors to once again take refuge in large-cap stocks, and by year's end the popular averages had recovered much of the ground they lost in October.
Q. WHAT STOCKS STOOD OUT AS STRONG PERFORMERS?
A. Among the 10 stocks that contributed most to the fund's performance, four were health care stocks. Guidant Corp., a leading manufacturer of medical devices, did well on the strength of sharply higher sales of its Cardiac Rhythm Management Group, as well as investors' favorable reception to the company's acquisitions of Neocardia, LLC, and EndoVascular Technologies. Merck & Co. benefited from increased sales of established products, product introductions and growth in its Merck-Medco Managed Care business. Johnson & Johnson had strong sales in its domestic pharmaceutical business from such products as Procrit, a treatment for anemia, and Levaquin, for upper-respiratory infections. The company also reported healthy sales in its Asia-Pacific operations. Finally, American Home Products saw its earnings rise as a result of the reduced costs associated with a more favorable sales mix of pharmaceutical and agricultural products.
Q. WHAT STOCKS WERE DISAPPOINTING OVER THE PERIOD?
A. Motorola had disappointing earnings, in part because of the costs associated with its decision to exit the DRAM (Dynamic Random Access Memory) computer chip market. Eastman Kodak's stock struggled as the company continued to lose market share in its core film business due to aggressive pricing by key competitor Fuji Photo Film. Kodak also was burdened by high labor costs, and late in the year the company responded by announcing layoffs that will result in the elimination of almost 20,000 positions worldwide by the end of 1999. Another stock that hurt the fund's performance was Boeing, which was adversely affected by the company's lower earnings due to production problems and late delivery costs.
Q. WHAT'S YOUR OUTLOOK, TIM?
A. Turmoil in Asia and a stronger dollar may slow demand in some industries. This could have a significant impact on the growth rates and profit margins of many U.S. multinational companies whose growth strategies hinge, in part, on Asian demand. However, the overall U.S. economy tends to be less dependent on the demand for exports than most other nations. Less than 15% of gross domestic product (GDP) results from foreign trade. Further, exports to Southeast Asia and Korea represent less than 1% of U.S. GDP.
Questions remain regarding the inflationary outlook for 1998. While we currently enjoy what appears to be a durable and well-balanced economy, with inflation in check and interest rates at their lowest level in years, the economy has reached high operating levels. With unemployment at a 24-year low, wage pressures could drive prices higher. If this is the case, the Fed may choose to restrain inflation by increasing interest rates.
Investors have built their growth expectations into the market's valuations, leading to record-setting price-to-earnings multiples over the past year. Heightened uncertainty regarding the stability and sustainability of earnings growth has led investors to favor a narrow group of liquid - easily tradable - large-capitalization stocks with stable earnings growth as they did in 1996 and early 1997. This group of companies, given their high valuations on many measures, may prove vulnerable to the effects of reduced overseas demand or an upturn in interest rates.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1997
                               % OF FUND'S    % OF FUND'S INVESTMENTS
                               INVESTMENTS    IN THESE STOCKS
                                              6 MONTHS AGO

GENERAL ELECTRIC CO.           6.6            5.7

MERCK & CO., INC.              5.5            5.2

COCA-COLA CO. (THE)            5.1            5.0

AMERICAN HOME PRODUCTS CORP.   4.8            4.6

HEWLETT-PACKARD  CO.           4.8            4.2

JOHNSON & JOHNSON              4.7            4.5

UNITED TECHNOLOGIES CORP.      4.6            5.1

EXXON CORP.                    4.6            4.5

GUIDANT CORP.                  4.3            3.2

GTE CORP.                      4.3            3.5

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

HEALTH                             22.2           20.6

NONDURABLES                        18.4           20.1

TECHNOLOGY                         12.6           13.5

ENERGY                             10.5           10.1

INDUSTRIAL MACHINERY & EQUIPMENT   7.2            6.4

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1997  AS OF JUNE 30, 1997
ROW: 1, COL: 1, VALUE: 4.5
ROW: 1, COL: 2, VALUE: 50.0
ROW: 1, COL: 3, VALUE: 40.5
STOCKS 96.2%
SHORT-TERM
INVESTMENTS 3.8%
STOCKS 95.5%
SHORT-TERM
INVESTMENTS 4.5%
ROW: 1, COL: 1, VALUE: 3.8
ROW: 1, COL: 2, VALUE: 50.0
ROW: 1, COL: 3, VALUE: 46.2
INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 95.5%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 7.1%
Boeing Co.   44,308 $ 2,168,322
United Technologies Corp.   56,100  4,084,781
  6,253,103
BASIC INDUSTRIES - 6.2%
CHEMICALS & PLASTICS - 0.6%
Eastman Chemical Co.   8,793  523,733
PAPER & FOREST PRODUCTS - 5.6%
International Paper Co.   65,798  2,837,539
Union Camp Corp.   39,900  2,142,131
  4,979,670
TOTAL BASIC INDUSTRIES   5,503,403
ENERGY - 10.5%
OIL & GAS - 10.5%
Chevron Corp.   24,800  1,909,600
Exxon Corp.   66,000  4,038,375
Mobil Corp.   43,625  3,149,180
Union Pacific Resources Group, Inc.   8,181  198,389
  9,295,544
FINANCE - 0.4%
BANKS - 0.4%
Citicorp  3,000  379,313
HEALTH - 22.2%
DRUGS & PHARMACEUTICALS - 13.2%
American Home Products Corp.   55,002  4,207,653
Lilly (Eli) & Co.   18,236  1,269,682
Merck & Co., Inc.   45,886  4,875,388
Pharmacia & Upjohn, Inc.   35,743  1,309,087
  11,661,810
MEDICAL EQUIPMENT & SUPPLIES - 9.0%
Guidant Corp.   60,932  3,793,017
Johnson & Johnson  62,654  4,127,332
  7,920,349
TOTAL HEALTH   19,582,159
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 7.2%
ELECTRICAL EQUIPMENT - 6.6%
General Electric Co.   79,400 $ 5,825,975
POLLUTION CONTROL - 0.6%
Waste Management, Inc.  20,000  550,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   6,375,975
MEDIA & LEISURE - 3.5%
PUBLISHING - 3.5%
Knight-Ridder, Inc.   60,000  3,120,000
NONDURABLES - 18.4%
BEVERAGES - 7.7%
Anheuser-Busch Companies, Inc.   52,472  2,308,768
Coca-Cola Co. (The)  67,698  4,510,379
  6,819,147
FOODS - 6.3%
Campbell Soup Co.   58,911  3,424,202
Heinz (H.J.) Co.   42,859  2,177,773
  5,601,975
HOUSEHOLD PRODUCTS - 1.3%
Colgate-Palmolive Co.   15,466  1,136,751
TOBACCO - 3.1%
Philip Morris Companies, Inc.   60,000  2,718,750
TOTAL NONDURABLES   16,276,623
TECHNOLOGY - 12.6%
COMPUTERS & OFFICE EQUIPMENT - 6.7%
Hewlett-Packard Co.   67,200  4,200,000
International Business Machines Corp.   16,422  1,717,125
  5,917,125
ELECTRONICS - 3.3%
Motorola, Inc.   51,200  2,921,600
PHOTOGRAPHIC EQUIPMENT - 2.6%
Eastman Kodak Co.   37,637  2,288,800
TOTAL TECHNOLOGY   11,127,525
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 0.7%
RAILROADS - 0.7%
Union Pacific Corp.   9,660 $ 603,146
UTILITIES - 6.7%
ELECTRIC UTILITY - 2.4%
Consolidated Edison Co. of New York, Inc.   26,264  1,076,824
Potomac Electric Power Co.   40,000  1,032,500
  2,109,324
TELEPHONE SERVICES - 4.3%
GTE Corp.   71,838  3,753,536
TOTAL UTILITIES   5,862,860
TOTAL COMMON STOCKS
(Cost $14,703,751)   84,379,651
CASH EQUIVALENTS - 4.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 6.40%, dated
12/31/97 due 1/2/98  $ 3,939,400  3,938,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $18,641,751)  $ 88,317,651
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $18,641,751. Net unrealized appreciation aggregated $69,675,900, all of which was related to appreciated investment securities.
At December 31, 1997, the fund had a capital loss carryforward of approximately $940,400 of which $940,000 and $400 will expire on December 31, 1999 and 2000, respectively.
The fund hereby designates approximately $20,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                $ 88,317,651
AGREEMENTS OF $3,938,000) (COST $18,641,751) -
SEE ACCOMPANYING SCHEDULE

DIVIDENDS RECEIVABLE                                                     172,049

 TOTAL ASSETS                                                            88,489,700

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                    $ 7,601

PAYABLE FOR FUND SHARES REDEEMED                              987

DISTRIBUTIONS PAYABLE                                         437,875

ACCRUED MANAGEMENT FEE                                        98,546

OTHER PAYABLES AND ACCRUED EXPENSES                           41,670

 TOTAL LIABILITIES                                                       586,679

NET ASSETS                                                              $ 87,903,021

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                         $ 19,132,869

UNDISTRIBUTED NET INVESTMENT INCOME                                      34,622

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                       (940,370)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                69,675,900

NET ASSETS, FOR 288,190 SHARES OUTSTANDING                              $ 87,903,021

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                     $305.02
PER SHARE ($87,903,021 (DIVIDED BY) 288,190 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME                                                      $ 1,743,452
DIVIDENDS

INTEREST                                                                199,507

 TOTAL INCOME                                                           1,942,959

EXPENSES

MANAGEMENT FEE                                             $ 390,825

TRANSFER AGENT FEES                                         72,889

ACCOUNTING FEES AND EXPENSES                                60,446

NON-INTERESTED TRUSTEES' COMPENSATION                       464

CUSTODIAN FEES AND EXPENSES                                 8,533

REGISTRATION FEES                                           125

AUDIT                                                       32,754

LEGAL                                                       409

MISCELLANEOUS                                               600

 TOTAL EXPENSES BEFORE REDUCTIONS                           567,045

 EXPENSE REDUCTIONS                                         (1,081)     565,964

NET INVESTMENT INCOME                                                   1,376,995

REALIZED AND UNREALIZED GAIN (LOSS)                                     15,998,653
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                 238,686
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                         16,237,339

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 17,614,334
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED      YEAR ENDED
                                                            DECEMBER 31,    DECEMBER 31,
                                                            1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                  $ 1,376,995     $ 1,651,802
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                    15,998,653      5,440,605

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)        238,686         10,268,240

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             17,614,334      17,360,647
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME     (1,333,915)     (1,696,301)

SHARE TRANSACTIONS                                           281,550         286,262
REINVESTMENT OF DISTRIBUTIONS

 COST OF SHARES REDEEMED                                     (20,005,272)    (6,434,931)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (19,723,722)    (6,148,669)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    (3,443,303)     9,515,677

NET ASSETS

 BEGINNING OF PERIOD                                         91,346,324      81,830,647

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF      $ 87,903,021    $ 91,346,324
NET INVESTMENT INCOME OF $34,622 AND $(8,458),
RESPECTIVELY)

OTHER INFORMATION
SHARES

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                     946             1,161

 REDEEMED                                                    (75,033)        (28,466)

 NET INCREASE (DECREASE)                                     (74,087)        (27,305)


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE,                     $ 252.14   $ 210.05   $ 155.04   $ 150.47   $ 142.93
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME                4.57 B     4.48       4.45       4.29       3.73

 NET REALIZED AND UNREALIZED          52.81      42.21      55.06      4.38       7.66
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS     57.38      46.69      59.51      8.67       11.39



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME           (4.50)     (4.60)     (4.50)     (4.10)     (3.80)

 IN EXCESS OF NET INVESTMENT          -          -          -          -          (.05)
 INCOME

 TOTAL DISTRIBUTIONS                  (4.50)     (4.60)     (4.50)     (4.10)     (3.85)

NET ASSET VALUE, END OF PERIOD       $ 305.02   $ 252.14   $ 210.05   $ 155.04   $ 150.47

TOTAL RETURN A                        22.81%     22.32%     38.63%     5.86%      8.05%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD            $ 87,903   $ 91,346   $ 81,831   $ 61,307   $ 64,440
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE          .65%       .67%       .67%       .60%       .61%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET      .65%       .66%       .67%       .60%       .61%
ASSETS AFTER EXPENSE REDUCTIONS                 C

RATIO OF NET INVESTMENT INCOME        1.59%      1.92%      2.42%      2.82%      2.52%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE               0%         0%         0%         0%         0%

AVERAGE COMMISSION RATE D            $ .0000    $ .0320


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind and capital loss carryforwards. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Sales of securities, other than short-term securities, aggregated $18,745,050, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of securities during the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $43,043. For the period, the management fee rate was equivalent to an annual rate of .45% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $10 and $1,071, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Congress Street Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Congress Street Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Congress Street Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 9, 1998
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
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CALIFORNIA
815 East Birch Street
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851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
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Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
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1760 Challenge Way
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7676 Hazard Center Drive
San Diego, CA
455 Market Street
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950 Northgate Drive
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1400 Civic Drive
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6300 Canoga Avenue
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COLORADO
1625 Broadway
Denver, CO
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48 West Putnam Avenue
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265 Church Street
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300 Atlantic Street
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29 South Main Street
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DELAWARE
222 Delaware Avenue
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FLORIDA
4400 N. Federal Highway
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90 Alhambra Plaza
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4090 N. Ocean Boulevard
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1502 N. Westshore Blvd.
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GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
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INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
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44 Mall Road
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416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
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8885 Ladue Road
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200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Congress Street Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Exchange Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
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 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
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(registered trademark)
TouchTone Xpress  1-800-544-5555
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